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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT

    We consent to the incorporation by reference in this Registration Statement of Big Dog Holdings, Inc. on Form S-1 of our report dated January 31, 1997 (August 1, 1997 as to Note 10), appearing in the Registration Statement (File No. 333-33027) of Big Dog Holdings, Inc.

Los Angeles, California
September 25, 1997